Exhibit 99.1

Company Overview AeA Classic Conference November 8-9, 2004 Aspect Communications

PSLRA Safe Harbor Statement This presentation may contain statements relating to future market growth, industry trends, and Company goals and efforts relating to financial conditions, results of operations, product development, sales and marketing. These statements are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities and Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995, and are made under its safe-harbor provisions. Such forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those projected. Specific factors that may cause actual results to differ include: perceived industry trends not materializing for any reason, including due to changes in market demand for products and services offered by the Company and its competitors and/or market growth not occurring on time or at all due to weak economic conditions, failure of the Company to achieve its product development, sales and/or marketing goals, fluctuations in the Company's North American and International business levels and/or economic conditions, and the hiring and retention of key employees. The economic, political and other uncertainties existing in the United States and throughout other regions of the world add to these challenges. Additional risks that could cause actual results to differ materially from those projected are discussed in Aspect's Form 10-K/A for the year ended December 31, 2003 and its Form 10-Q for the quarters ended March 31, 2004 and June 30, 2004, all filed with the Securities and Exchange Commission. Readers are cautioned not to place undue reliance on these forward-looking statements, which reflect management's analysis only as of the date hereof. Aspect undertakes no obligation to publicly release the results of any revision to these forward-looking statements that may be made to reflect events or circumstances after the date here of or to reflect the occurrence of unanticipated events.

What is a Contact Center? Every company has a call center; every company is a contact center Call Call Center Contact Contact Center

Industry Trends Require Software Solutions Voice and Data Telephony & Other Contact Applications Lines of Business Customer Choice / Empowerment Operational Efficiency / ROI More Access More Channels Efficient Communications Intelligent Interactions Workforce Management Quality Monitoring & Analytics Eliminate Redundant Point Solutions Outsourcing / Offshoring Convergence

The Aspect Contact Center Provides call routing administration Stores information for granular reporting Platform agnostic architecture facilitates a smooth transition to Voice over IP Automatic Call Distribution Aspect Call Center Uniphi Contact Center Iphinity Call Center PSTN HYBRID VoIP Aspect Products Enabling a smooth transition to next-generation networks ACD

Uses ACD information (phone number, address) to retrieve customer records Workflow and routing rules Industry standards Web services Computer Telephony Integration The Aspect Contact Center Contact Server Enterprise Contact Server Aspect Products Integrated with front and back-office systems In House CTI ACD

Enables self-service Text-to-speech Speech recognition Interactive Voice Response The Aspect Contact Center IVR Customer Self-Service Uniphi Voice Portal Aspect Products CTI ACD Interactive voice response reduces cost and improves customer experience "Confirming Flight 12, San Francisco to New York..."

The Aspect Contact Center WFM Right people, right time One-view management Real-time adherence Performance optimization IVR CTI ACD Workforce Management eWorkforce Management Iphinity WFM Aspect Products Without integrated workforce management, a contact center solution is incomplete

The Aspect Contact Center Integrated functionality across the application suite Platform agnostic operating system and applications suite ACD CTI IVR WFM Diagnostics Total System Administration Reporting & Analytics Service level alerting, root cause analysis Optimize performance, manage costs and ensure availability Key performance indicator tracking & scorecarding

A Vision of a More Satisfying Future Customer Experience Video Presentation

Long-Term Growth Drivers Globalization / Outsourcers New Applications Enabled by Complete Architecture Voice Over IP / Technology Refresh New Lines of Business Quality Monitoring eLearning Outbound Dialing

Strengthening Operating Metrics Q3'02 Q3'03 Gross Margin 51% 57% Operating Income $0.2 $14 DSOs 54 36 Net Cash ($28) $83 Convertible Debt $123 $1 ($ in millions) Q3'04 59% $15 32 $183 $0 EBITDA ($8) $21 $21 Each of Gross Margin, Operating Income, Net Cash and EBITDA shown above are non-GAAP financial measures. The Gross Margin and Operating Income numbers above exclude charges for restructuring and the write-off of intangible assets. Management of the Company uses these Gross Margin and Operating Income measures in monitoring and evaluating the Company's ongoing financial results and trends. Management believes these measures are also useful for investors because the restructuring charges and the write-off of intangible assets are unusual due to their nature, size and infrequency. Management uses Net Cash to analyze the Company's total cash position minus total debt position, which provides insight into usable cash (free of encumbrance). Management believes that viewing this usable cash position is needed from a cash use planning perspective. Management of the Company uses EBITDA in monitoring and evaluating the Company's ongoing financial results and trends. We believe that investors should have the benefit of viewing the presentation in the same manner as management does in running our business operations. The presentation of the Gross Margin, Operating Income, Net Cash and EBITDA numbers are not meant to be considered in isolation or as a substitute for the Company's financial results prepared in accordance with GAAP. In accordance with Regulation G, a presentation of the most directly comparable GAAP measures is contained in the next two slides. Further discussion of the use of the non-GAAP financial measures is presented in the Company's 8-K filing on or about November 8, 2004. Further information is also available on Aspect's website at http://www.aspect.com/ir/index.cfm

Regulation G Reconciliation of GAAP to non-GAAP Financial Measures (as shown on Slide 12) Further discussion of the use of the non-GAAP financial measures is presented in the Company's 8-K filing on or about November 8, 2004. Further information is also available on Aspect's website at http://www.aspect.com/ir/index.cfm 29 Cash, Cash equivalents & Short-term investments Short-term borrowings Long-term borrowings Convertible Subordinated Debentures Net Cash Q3 '02 145.2 (7.3) (43.0) (123.2) (28.3) Q3 '03 126.7 (7.0) (35.9) (1.0) 82.8 Q3 '04 183.3 (0.2) (0.2) - 182.9 Non-GAAP Cumulative Effect of Change in Accounting Principle Net Interest Income Tax Depreciation Amortization of Goodwill & Stock Comp. Amortization of Intangible Assets Preferred Stock Dividend, Accretion & Amortization EBITDA GAAP Net Income/Loss Attributable to Common Shareholders 1.9 0.9 (0.4) 0.4 2.6 1.8 8.1 5.8 5.7 1.5 0.0 0.1 40.4 1.2 0.7 - - - - 2.1 2.2 (7.7) 20.8 21.4 (60.0) 8.2 11.3 ($ in millions) GAAP Non-GAAP Q3 '02 Q3 '03 Q3 '04

Regulation G Reconciliation of GAAP to non-GAAP Financial Measures (as shown on Slide 12) 29 Non-GAAP Write-Off of Intangible Assets Gross Margin GAAP Gross Margin 39.0% - - 11.8% 57.3% 59.4% ($ in millions) Q3 '02 Q3 '03 Q3 '04 50.8% 57.3% 59.4% Non-GAAP Write-Off of Intangible Assets GAAP Operating Income 38.7 - - (61.2) 14.0 15.1 Q3 '02 Q3 '03 Q3 '04 0.2 14.0 15.1 Restructuring 22.7 - - Operating Income Further discussion of the use of the non-GAAP financial measures is presented in the Company's 8-K filing on or about November 8, 2004. Further information is also available on Aspect's website at http://www.aspect.com/ir/index.cfm

Q1'02 Q2'02 Q3'02 Q4'02 Q1'03 Q2'03 Q3'03 Q4'03 Q1'04 Q2'04 Q3'04 54.6 7.7 18.7 11.6 55.8 9.0 21.5 11.1 54.3 9.1 16.6 11.5 52.6 8.6 19.0 10.9 91.0 92.6 97.4 91.5 ($ in millions) Revenue Trends Software License Updates & Product Support Professional Services & Education Software License Hardware 52.2 8.2 17.8 13.0 91.2

Q1'02 Q2'02 Q3'02 Q4'02 Q1'03 Q2'03 Q3'03 Q4'03 Q1'04 Q2'04 Q3'04 East -11.9 -10.8 0.2 8.6 7.1 9.1 14 19.1 17.7 16 15.1 West 12.6 9.4 9.2 10.5 8 8.3 7.7 9 North 22.9 17.8 21.5 20.6 15 16.3 18.7 21.5 17.7 17.8 16.1 14.1 9.1 11.1 11.6 11.1 Q1'03 Q2'03 Q3'03 Q4'03 Q1 '04 Q2 '04 Q3 '04 East 53 56.5 57.3 62.1 60.8 59.8 59.4 West 8.4 10.2 15.1 19.6 19.4 17.6 16.6 Continuous Profitability $16.0 $14.0 $19.1 $17.7 ($ in millions) 57.3% 62.1% 60.8% 59.8% Gross Margin Operating Income 59.4% $15.1 15.1% 19.6% 19.4% 17.6% 16.6% Operating Margin

Why Aspect? World Class Installed Base Comprehensive, Integrated Solution Unique Architecture Based on Open Standards Platform Agnostic Leveragable Business Model ....a category leading software company ....the contact center operating system ....a unified communications story ....a VoIP and outsourcing beneficiary Aspect is... Aspect Success Factors

Appendix

Aspect Company Overview Largest company dedicated exclusively to Contact Center Solutions Founded in 1985 1,300 employees Worldwide presence Global partner network More than two-thirds of the Fortune 50 are powered by Aspect Aspect solutions are used by our customers to serve more than 145 million individuals worldwide 8 of top 10 telecommunications companies* 5 of top 7 airlines* 7 of top 10 commercial and savings banks* 6 of top 10 motor vehicle companies* 7 of top 10 insurance companies* 9 of top 10 outsourcers** Sources: *Fortune's 2004 Global Fortune 500 list , **Frost & Sullivan - North American Contact Center Outsourcing Market, Dec 2003

Adding Value Through Strategic Partnerships Channel Partners Technology Partners Consulting Partners

Government Internal Revenue Service Social Security Administration UK Inland Revenue US Air Force US Army US Department of Defense US Department of Labor US Department of Treasury US Postal Service Airline Air France British Airways Continental Airlines Delta Air Lines Northwest Airlines Qantas Airways Virgin Atlantic Automotive DaimlerChrysler Ford Motor General Motors Volkswagen Banking & Finance American Express Bank One CIBC Citigroup Countrywide Home Loans Credit Suisse First Boston Deutsche Bank HSBC ING J.P. Morgan Chase The Royal Bank of Scotland Wachovia Corporation Wells Fargo Pharmaceuticals Bayer AG Glaxo Smith Kline Merck Retail Amway (Alticor) Design Within Reach Eddie Bauer Nordstrom Saks Sears Staples Target Ticketmaster Williams-Sonoma Technology Adobe Hewlett-Packard IBM Intel Microsoft Oracle Xerox Healthcare Blue Cross and Blue Shield Coventry Health Care Health Net McKesson Insurance Aetna AIG Allstate California State Automobile Association Prudential Financial Outsourcers Accent Marketing Connextions conTakt (DE) ICT Group Millennium Teleservices MM Group (UK) NewRoads Protocol Communications RMH Teleservices SNT Group StarTek Stream International (Solectron) Sykes Enterprises TeleTech Powering Global Leaders Communications AOL Time Warner AT&T British Telecom Comcast Cox Communications Deutsche Telekom Qwest Communications SBC Communications Verizon Energy ARCO Chevron Texaco Shell Oil